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                                                  Filed Pursuant to Rule 497(c)
                                                        SEC File No. 333-133671

                     Supplement Dated June 17, 2019 to the
                      Prospectus Dated April 29, 2019 for
Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam)
                                   issued by
                Metropolitan Life Insurance Company through its
                          Paragon Separate Account B

This supplement updates the prospectus for the Group and Individual Flexible Premium Variable Life Insurance Policies and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

The merger of the Putnam VT Global Utilities Fund with and into the Putnam VT Global Equity Fund was approved during a special meeting of shareholders of Putnam VT Global Utilities Fund held on June 5, 2019. Any allocations held in the Putnam VT Global Utilities Fund as of the close of business on June 14, 2019 will be transferred to the Putnam VT Global Equity fund. On and after June 17, 2019, any new premium or transfers made to the Putnam VT Global Utilities Fund will be allocated to the Putnam VT Global Equity Fund unless you provide us with other allocation instructions.

Please contact our Customer Relations Specialists at 1-800-756-0124 Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time should you have any questions with regard to the merger or your GVUL insurance.